Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

NOTE 11 – INCOME TAXES

The following table presents the current and deferred income tax provision for federal and state income taxes for the years ended December 31, 2025 and 2024:

	2025	2024
Current provision for income taxes	$-	$-
Deferred income tax benefit	-	-
Total provision for income taxes	$-	$-

The provision for federal income taxes differs from that computed by applying federal and state statutory rates to the loss before federal income tax provision, as indicated in the following analysis:

	For The Years Ended December 31,
	2025		2024
Expected federal tax (expense) benefit	$785,200	21.0%	$1,076,600	21.0%
Expected state tax (expense) benefit	308,500	8.3%	423,000	8.3%
Nondeductible expenses and other
Stock compensation	(142,000)	(3.8)%	(481,900)	(9.4)%
Derivative liability related	(106,800)	(2.9)%	-	-
Other	(51,800)	(1.4)%	(58,600)	(1.2)%
(Increase) decrease in valuation allowance	(793,100)	(21.2)%	(959,100)	(18.7)%
Total provision for income taxes	$-	-	$-	-

The major components of the deferred taxes are as follows at December 31, 2025 and 2024:

	2025	2024
Account receivable, net	$23,700	$8,600
Accumulated depreciation	(1,500)	(1,500)
Intangible assets, net	(69,800)	(69,300)
Accrued expenses	185,400	114,900
Net operating loss	7,690,200	6,982,200
Deferred tax asset valuation allowance	(7,828,000)	(7,034,900)
	$-	$-

The Company files income tax returns for U.S. federal income tax purposes and in Maryland, Virginia, and Pennsylvania. Based on federal tax returns filed or to be filed through December 31, 2025, the Company had available approximately $26.3 million in U.S. tax net operating loss carryforwards which assesses the utilization of a company’s net operating loss carryforwards resulting from retaining continuity of its business operations and changes within its ownership structure. Net operating loss carryforwards expire in 20 years for federal income tax reporting purposes. For Federal income tax purposes, the net operating losses begin to expire in 2020, however, carryforward losses for years beginning in 2018 have no expiration. State net operating loss carryforwards through December 31, 2025 are approximately $26.3 million and have begun to expire in 2020. There is a full valuation allowance as of December 31, 2025 and 2024 which may be reversed in future periods at a point when the Company can make the determination that the recoverability will be probable. The valuation allowance for deferred tax assets increased and decreased by approximately $793,100 and $959,100 during the years ended December 31, 2025 and 2024, respectively.

The Company annually conducts an analysis of its tax positions and has concluded that it has no uncertain tax positions as of December 31, 2025. The Company is currently not under audit in any jurisdiction. The 2021 through 2024 tax years are open to examination by the various federal and state jurisdictions in which the Company operates. The Company’s policy is to record uncertain tax positions as a component of income tax expense.